Related Party Transactions	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions

The Company is externally managed by an affiliate of iStar, the Company's largest shareholder. Although the Manager was recently formed, iStar has been an active real estate investor for over 20 years and has executed transactions with an aggregate value in excess of $35.0 billion. iStar has an extensive network for sourcing investments, which includes relationships with brokers, corporate tenants and developers that it has established over its long operating history. As of September 30, 2017, iStar had total assets of approximately $5.8 billion and 189 employees in its New York City headquarters and its seven regional offices across the United States.

Management Agreement

The Company has designed what it believes to be a management agreement with unique features that create alignment and incentives. A summary of the terms of the management agreement is below:

Manager	SFTY Manager, LLC, a wholly-owned subsidiary of iStar Inc.
Management Fee	Annual fee of 1.0% of total shareholder's equity (up to $2.5 billion) Annual fee of 0.75% of total shareholder's equity (> $2.5 billion)
Management Fee Consideration
Payment will be made exclusively in the Company's common stock (valued at the greater of (i) the volume weighted average market price during the quarter for which the fee is being paid or (ii) the initial public offering price)

Lock-up
Restriction from selling common stock received for management fees for 2 years from the date of such issuance (restriction will terminate in the event of and effective with the termination of the management agreement)

Management Fee Waiver	No management fee paid to the Manager during the first year (through June 30, 2018)
Incentive Fee	None
Term	1 year
Renewal Provision	Annual renewal to be approved by majority of independent directors
Termination Fee	None

For the period from April 14, 2017 to December 31, 2017, the Company recorded $2.0 million in management fees to the Manager. These management fees are recorded in "General and administrative expenses" in the Company's consolidated statements of operations. The management fees were not actually paid to the Manager because no management fees are payable during the first year of the agreement. The fees were accounted for as a non-cash capital contribution from iStar despite iStar not receiving any compensation for its services.

Expense Reimbursements

The Company pays, or reimburses the Manager for, all of the Company's operating expenses, except those specifically required to be borne by the Manager under the management agreement. In addition, because the Manager’s personnel perform certain legal, accounting, due diligence tasks and other services that third-party professionals or consultants otherwise would perform, the Manager is reimbursed, in cash or in shares of the Company's common stock, for the documented cost of performing such tasks.

For the period from the initial public offering on June 27, 2017 to December 31, 2017, the Company was allocated $0.6 million in expenses from the Manager. These expenses are recorded in "General and administrative expenses" in the Company's consolidated statement of operations. In accordance with the provisions of the management agreement, the expenses were waived by the Manager and, accordingly, were accounted for as a non-cash capital contribution from iStar despite iStar not receiving any reimbursement for these allocated expenses.